EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTIONS 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Golden Eagle International, Inc. ("the Company") on Form 10-Q for the period ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Tracy A. Madsen, President, Principal Executive Officer and Principal Accounting Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)              the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)              the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2012

/s/ Tracy A. Madsen
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Tracy A. Madsen
Principal Executive Officer and  Principal Financial Officer